UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) July 31, 2006
ZILA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-17521	86-0619668

(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)
5227 North 7th Street, Phoenix, Arizona 85014-2800
(Address of Principal Executive Offices)
(602) 266-6700
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-23.1
EX-23.2
EX-99.1
EX-99.2
EX-99.3

Item 2.02. Results of Operations and Financial Condition.
     On October 2, 2006, Zila, Inc. (the “Company”) completed the sale of all of the capital stock of its formerly wholly-owned subsidiary, Zila Nutraceuticals, Inc. (“ZNI”). Accordingly, the Company has determined that Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” requires the Company to classify ZNI as a discontinued operation. The Company is filing this Current Report on Form 8-K to reflect the impact of this reclassification as a discontinued operation on the financial statements included in our Form 10-K for the fiscal year ended July 31, 2006 (the “Original Report”), which permits the Company to incorporate these financial statements by reference in filings made with the Securities and Exchange Commission.
     This filing does not reflect events occurring after the filing of the Original Report and does not modify or update the disclosures therein in any way other than as required to reflect the adjustments previously described. This filing speaks as of the filing date of our Original Report, except for the financial statements with accompanying notes, which speak as of the filing date of this filing. Unless otherwise indicated, the exhibits previously filed with our Original Report are not re-filed herewith.
     The filing of this Form 8-K shall not be deemed an admission that the Original Report, when made, included any untrue statement of a material fact or omitted to state a material fact necessary to make a statement not misleading.
     The following items from our Form 10-K, reclassified to reflect ZNI as a discontinued operation, are filed as exhibits to this Form 8-K: Selected Financial Data, Management’s Discussion and Analysis of Financial Condition, Results of Operations and Financial Statements with accompanying notes.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

23.1	Consent of BDO Seidman, LLP.

23.2	Consent of Deloitte & Touche LLP.

99.1	Selected Financial Data.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.3	Consolidated Financial Statements of Zila, Inc. as of July 31, 2006 and July 31, 2005 and for each of the three fiscal years ended July 31, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 28, 2006

ZILA, INC.
By:	/s/ Diane E. Klein
Diane E. Klein
Vice President and Treasurer

INDEX TO EXHIBITS

Exhibit
Number	Description

23.1	Consent of BDO Seidman, LLP.

23.2	Consent of Deloitte & Touche LLP.

99.1	Selected Financial Data.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.3	Consolidated Financial Statements of Zila, Inc. as of July 31, 2006 and July 31, 2005 and for each of the three fiscal years ended July 31, 2006.